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                                                                    EXHIBIT 23.4




                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Proxy
Statement/Prospectus on Form S-4 of our report dated February 10, 2000, included in Form 10K of Citizens & Northern Corporation and subsidiaries for the year ended December 31, 1999, and to the reference to our Firm under the caption of "Experts" in the Prospectus.


/s/ Parente Randolph, PC
Parente Randolph, PC
Williamsport, Pennsylvania
October 13, 2000